                                                                  Exhibit (j)(1)


                          INDEPENDENT AUDITORS' CONSENT


To the Shareholders and Board of Trustees of The Travelers Series Trust:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Travelers Series Trust in this Prospectus and Statement of Additional Information, of our report dated February 9, 2001, on the statements of assets and liabilities, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods described below. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D which is incorporated by reference in the Statement of Additional Information.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information.

PORTFOLIO
---------
Zero Coupon Bond Fund Portfolio Series 2005   Statement of Assets and Liabilities   Year ended December 31, 2000
U.S. Government Securities Portfolio          Statement of Operations               Year ended December 31, 2000
Social Awareness Stock Portfolio              Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
Utilities Portfolio                           Financial Highlights                  Years ended December 31, 2000, 1999, 1998
                                                                                    and 1997

NWQ Large Cap Portfolio                       Statement of Assets and Liabilities   Year ended December 31, 2000
Jurika & Voyles Core Equity Portfolio         Statement of Operations               Year ended December 31, 2000
                                              Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
                                              Financial Highlights                  Years ended December 31, 2000 and 1999
                                                                                    and for the period from July 20, 1998 to
                                                                                    December 31, 1998

MFS Mid Cap Growth Portfolio                  Statement of Assets and Liabilities   Year ended December 31, 2000
MFS Research Portfolio                        Statement of Operations               Year ended December 31, 2000
                                              Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
                                              Financial Highlights                  Years ended December 31, 2000 and 1999
                                                                                    and for the period from March 23, 1998 to
                                                                                    December 31, 1998

Convertible Bond Portfolio                    Statement of Assets and Liabilities   Year ended December 31, 2000
Strategic Stock Portfolio                     Statement of Operations               Year ended December 31, 2000
Disciplined Small Cap Stock Portfolio         Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
                                              Financial Highlights                  Years ended December 31, 2000 and 1999
                                                                                    and for the period from May 1, 1998 to
                                                                                    December 31, 1998

Disciplined Mid Cap Stock Portfolio           Statement of Assets and Liabilities   Year ended December 31, 2000
                                              Statement of Operations               Year ended December 31, 2000
                                              Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
                                              Financial Highlights                  Years ended December 31, 2000, 1999 and
                                                                                    1998 and for the period from April 1, 1997
                                                                                    to December 31, 1997

Travelers Quality Bond Portfolio              Statement of Assets and Liabilities   Year ended December 31, 2000
MFS Emerging Growth Portfolio                 Statement of Operations               Year ended December 31, 2000
Federated High Yield Portfolio                Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
Federated Stock Portfolio                     Financial Highlights                  Years ended December 31, 2000, 1999, 1998,
                                                                                    and 1997 and for the period from August 30,
                                                                                    1996 to December 31, 1996

Lazard International Stock Portfolio          Statement of Assets and Liabilities   Year ended December 31, 2000
                                              Statement of Operations               Year ended December 31, 2000
                                              Statements of Changes in Net Assets   Years ended December 31, 2000 and 1999
                                              Financial Highlights                  Years ended December 31, 2000, 1999, 1998,
                                                                                    and 1997 and for the period from August 1, 1996
                                                                                    to December 31, 1996


                                                                                    KPMG LLP

New York, New York
April 16, 2001